UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  August 25, 2005

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of July 1, 2005, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2005-3 Home Equity Mortgage Pass-Through Certificates, Series 2005-3

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-120966-22               13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of July 1, 2005 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc. as seller, JPMorgan Chase Bank, N.A., as trustee and Wilshire Credit Corporation and Indymac Bank, F.S.B, as servicers.

       On August 25, 2005 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on August 25, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            Home Equity  Mortgage Trust  Series  2005-3
            Home Equity Mortgage Pass-Through Certificates, Series 2005-3

                      JPMORGAN CHASE BANK, N.A, not in its
                      individual capacity but solely as Trustee
                       under the Agreement referred to herein

                      By:   /s/  Annette Marsula
                            ---------------------------------------
                            Annette Marsula
                            Vice President

                      Date: September 1, 2005

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         August 25, 2005




Exhibit 99.1
Monthly Certificateholder Statement on August 25, 2005

Credit Suisse First Boston Home Equity Mortgage Trust Series 2005-3 Home Equity Mortgage Pass-Through Certificates, Series 2005-3

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                  ENDING
               FACE           PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL         LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1       300,120,000.00    300,120,000.00    12,833,385.96     868,638.98    13,702,024.94     0.00        0.00      287,286,614.04
AR               100.00            100.00           100.00           0.78           100.78     0.00        0.00                0.00
ARL              100.00            100.00           100.00           0.78           100.78     0.00        0.00                0.00
M1        21,730,000.00     21,730,000.00             0.00      67,963.59        67,963.59     0.00        0.00       21,730,000.00
M2        10,870,000.00     10,870,000.00             0.00      34,251.07        34,251.07     0.00        0.00       10,870,000.00
M3        18,860,000.00     18,860,000.00             0.00      61,627.67        61,627.67     0.00        0.00       18,860,000.00
M4         9,840,000.00      9,840,000.00             0.00      32,689.30        32,689.30     0.00        0.00        9,840,000.00
M5        10,050,000.00     10,050,000.00             0.00      45,182.29        45,182.29     0.00        0.00       10,050,000.00
M6         8,820,000.00      8,820,000.00             0.00      32,799.38        32,799.38     0.00        0.00        8,820,000.00
M7         9,020,000.00      9,020,000.00             0.00      35,647.79        35,647.79     0.00        0.00        9,020,000.00
M8         6,760,000.00      6,760,000.00             0.00      30,396.53        30,396.53     0.00        0.00        6,760,000.00
B1         7,170,000.00      7,170,000.00             0.00      41,825.00        41,825.00     0.00        0.00        7,170,000.00
B2         6,760,000.00      6,760,000.00             0.00      39,433.33        39,433.33     0.00        0.00        6,760,000.00
P                100.00            100.00             0.00     132,296.51       132,296.51     0.00        0.00              100.00
TOTALS   410,000,300.00    410,000,300.00    12,833,585.96   1,422,753.00    14,256,338.96     0.00        0.00      397,166,714.04

X1       410,000,300.00    410,000,300.00             0.00   1,662,322.32     1,662,322.32     0.00        0.00      397,166,614.32
X2       410,000,300.00    410,000,300.00             0.00           0.00             0.00     0.00        0.00      410,000,300.00
XS       383,440,579.28    383,440,579.28             0.00      56,432.15        56,432.15     0.00        0.00      383,440,579.28
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
-----------------------------------------------------------------------------------------------------------------------------------
                        BEGINNING                                                         ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL        PRINCIPAL          CLASS  PASS-THRU RATE
----------------------------------------------------------------------------------------------------------------------------------
A1      225458C30    1,000.00000000      42.76084886    2.89430554      45.65515440      957.23915114         A1       3.721250 %
AR      225458C48    1,000.00000000   1,000.00000000    7.80000000   1,007.80000000        0.00000000         AR       9.382400 %
ARL     225458C55    1,000.00000000   1,000.00000000    7.80000000   1,007.80000000        0.00000000         ARL      9.382400 %
M1      225458C63    1,000.00000000       0.00000000    3.12763875       3.12763875    1,000.00000000         M1       4.021250 %
M2      225458C71    1,000.00000000       0.00000000    3.15097240       3.15097240    1,000.00000000         M2       4.051250 %
M3      225458C89    1,000.00000000       0.00000000    3.26763892       3.26763892    1,000.00000000         M3       4.201250 %
M4      225458C97    1,000.00000000       0.00000000    3.32208333       3.32208333    1,000.00000000         M4       4.271250 %
M5      225458D21    1,000.00000000       0.00000000    4.49575025       4.49575025    1,000.00000000         M5       5.394900 %
M6      225458D39    1,000.00000000       0.00000000    3.71875057       3.71875057    1,000.00000000         M6       4.781250 %
M7      225458D47    1,000.00000000       0.00000000    3.95208315       3.95208315    1,000.00000000         M7       5.081250 %
M8      225458D54    1,000.00000000       0.00000000    4.49652811       4.49652811    1,000.00000000         M8       5.781250 %
B1      225458E20    1,000.00000000       0.00000000    5.83333333       5.83333333    1,000.00000000         B1       7.000000 %
B2      225458E38    1,000.00000000       0.00000000    5.83333284       5.83333284    1,000.00000000         B2       7.000000 %
P       225458D62    1,000.00000000       0.00000000    ##########       ##########    1,000.00000000         P        9.382400 %
TOTALS               1,000.00000000      31.30140627    3.47012673      34.77153300      968.69859373

X1      225458D70    1,000.00000000       0.00000000    4.05444172       4.05444172      968.69835051         X1       0.000000 %
X2      225458D88    1,000.00000000       0.00000000    0.00000000       0.00000000    1,000.00000000         X2       0.000000 %
XS      225458D96    1,000.00000000       0.00000000    0.14717313       0.14717313    1,000.00000000         XS       0.000000 %
---------------------------------------------------------------------------------------------------------- ----------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                   Raideo Ram
                JPMorgan Chase Bank, N.A. - Structured Finance Services
                                6th Floor, 4 NYP,
                            New York, New York 10041
                               Tel: (212) 623-6793
                               Fax: (212) 623-5932
                         Email: raideo.ram@jpmchase.com

Sec. 4.06(a)(i)                         Principal Remittance Amount                                                  12,833,585.96

                                        Scheduled Principal Payments                                                    235,401.59

                                        Principal Prepayments                                                        12,487,376.39

                                        Curtailments                                                                    104,364.60

                                        Cutailment Interest Adjustments                                                     189.61

                                        Repurchase Principal                                                                  0.00

                                        Substitution Amounts                                                                  0.00

                                        Net Liquidation Proceeds                                                              0.00

                                        Other Principal Adjustments                                                       6,253.77

                                        Gross Interest                                                                3,164,953.94

                                        Recoveries from Prior Loss Determinations                                             0.00

                                        Reimbursements of Non-Recoverable Advances Previously Made                            0.00

                                        Recovery of Reimbursements Previously Deemed Non-Recoverable                          0.00

Prepayment Penalties                    Number of Loans with Respect to which Prepayment Penalties were Collected               64

                                        Balance of Loans with Respect to which Prepayment Penalties were Collected    3,315,349.66

                                        Amount of Prepayment Penalties Collected                                        132,295.73

Sec. 4.06(a)(iv)                        Beginning Number of Loans Outstanding                                                7,422

                                        Beginning Aggregate Loan Balance                                            383,440,579.28

                                        Ending Number of Loans Outstanding                                                   7,199

                                        Ending Aggregate Loan Balance                                               370,606,993.32

Sec. 4.06(a)(v)                         Servicing Fees (Including Credit Risk Manager Fee)                              108,926.61

                                        Trustee Fees                                                                      1,597.67

Sec. 4.06(a)(vii)                       Current Advances                                                                       N/A

                                        Aggregate Advances                                                                     N/A





Section 4.06(a)(viii)                   Delinquent Mortgage Loans
                                               Group 1
                                                                                         Principal
                                              Category              Number                Balance               Percentage
                                              1 Month                   30             1,603,652.37                  0.43 %
                                              2 Month                   13               490,119.75                  0.13 %
                                              3 Month                    0                     0.00                  0.00 %
                                               Total                    43             2,093,772.12                  0.56 %
                                               Group Totals
                                                                                         Principal
                                              Category              Number                Balance               Percentage
                                              1 Month                   30             1,603,652.37                  0.43 %
                                              2 Month                   13               490,119.75                  0.13 %
                                              3 Month                    0                     0.00                  0.00 %
                                               Total                    43             2,093,772.12                  0.56 %
                                        * Delinquent Bankruptcies are included in the table above.

                                        Bankruptcies
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                  7                 275,839.68                  0.07 %
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                 7                  275,839.68                  0.07 %
                                                              * Only Current Bankruptcies are reflected in the table above.

                                        Foreclosures
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                  0                    0.00                  0.00 %
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                  0                    0.00                  0.00 %

Section 4.06(a)(xi)                     REO Properties
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                  0                    0.00                  0.00 %
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                  0                    0.00                  0.00 %

Section 4.06(a)(xii)                    Current Realized Losses                                                               0.00

                                       Cumulative Realized Losses - Reduced by Recoveries                                     0.00

Prefunding                              Beginning Balance                                                            26,559,721.00
Account                                 Subsequent Transfer Amount                                                            0.00
                                        Ending Balance Prefunding Account                                            26,559,721.00

Capitalized                             Beginning Balance                                                               291,309.36
Interest Account                        Capitalized Interest Requirement                                                 83,049.45
                                        Ending Balance                                                                  208,259.91

Trigger Event                           Trigger Event Occurrence (Effective March 2008)                                         NO
                                        (Is Rolling 3 Month Delinquency Rate > 16% of Sr. Enhancement%?)
                                        Rolling 3 Month Delinquency Rate                                                 0.12340 %
                                        Sr. Enhancement Percentage x 16%                                                15.84000 %
                                                              OR
                                        (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                                        Cumulative Loss % of Original Aggregate Collateral Balance                       0.00000 %
                                        Cumulative Loss Limit                                                               0.00 %

O/C Reporting                           Targeted Overcollateralization Amount                                        20,090,014.71
                                        Ending Overcollateralization Amount                                                   0.28
                                        Ending Overcollateralization Deficiency                                      20,090,014.43
                                        Overcollateralization Release Amount                                                  0.00
                                        Monthly Excess Interest                                                       1,662,322.32
                                        Payment to Class X-1                                                          1,662,322.32

                                        Reserve Fund Beginning Balance                                                        0.00
                                        Deposits under the Interest Rate Cap Agreement                                        0.00
                                        Deposits under the Swap Agreement                                                     0.00
                                        Reserve Fund Ending Balance                                                           0.00

                                        Interest Rate Cap Agreement Notional Amounts (Current Month)                205,000,000.00



Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.
